JPMorgan Funds - JPMorgan Institutional Trust
Rule 10f-3 Transactions
For the period from September 1, 2010 to February 28, 2011

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Core Bond Trust
Trade Date 09/07/10
Issuer Dell Inc. (DELL 2.30% September 10, 2015)
Cusip 24702RAL
Bonds 1,280,000
Offering Price $99.977
Spread 0.35%
Cost $1,279,706
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.85%
Syndicate Members Barclays Capital, Goldman Sachs, Morgan Stanley, BNP
Paribas, Deutsche Bank Securities, JPMorgan, UBS Securities, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 09/07/10
Issuer Medco Health Solutions (MHS 2.75% September 15, 2015)
Cusip 58405UAF
Bonds 370,000
Offering Price $99.967
Spread 0.60%
Cost $369,878
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.10%
Syndicate Members Deutsche Bank Securities, Goldman Sachs, Mitsubishi UFJ
Securities, Bank of America, Barclays Capital, Citigroup Global Markets,
Daiwa Capital Markets, JPMorgan, KeyBanc Capital, Mizuho Securities, PNC
Capital, RBS Securities, Scotia Capital, UBS Securities, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 09/09/10
Issuer Nevada Power Company (NVE 5.375% September 15, 2040)
Cusip 641423BZ
Bonds 55,000
Offering Price $99.689
Spread 0.88%
Cost $54,829
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.01%
Syndicate Members Barclays Capital, JPMorgan, BNP Paribas, Mitsubishi UFJ
Securities, SunTrust Robinson Humphrey
Fund JPMorgan Core Bond Trust
Trade Date 09/13/10
Issuer Amgen Inc. (AMGN 4.95% October 1, 2041)
Cusip 031162BE
Bonds 500,000
Offering Price $99.182
Spread 0.88%
Cost $495,910
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.28%
Syndicate Members Citigroup Global Markets, Goldman Sachs, Morgan Stanley,
Bank of America, Barclays Capital, Credit Suisse, Daiwa Capital, Deutsche
Bank, JPMorgan, Mitisubishi UFJ Securities, RBS Securities, UBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 09/13/10
Issuer Comerica Incorporated (CMA 3.00% September 13, 2015)
Cusip 200340AN
Bonds 260,000
Offering Price $99.876
Spread 0.45%
Cost $259,678
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.54%
Syndicate Members Bank of America Merrill Lynch, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 09/15/10
Issuer AmeriCredit Automobile Receivables Trust 2010-3 A3 (AMCAR 2010-
3 A3 1.14% April 8, 2015)
Cusip 03063PAC
Bonds 890,000
Offering Price $99.98484
Spread 0.45%
Cost $889,865
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 9.50%
Syndicate Members Barclays Capital, UBS Securities, Credit Suisse, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 09/15/10
Issuer Blackstone Holdings Finance Co. (BX 5.875% March 15, 2021 144A)
Cusip 09256BAB
Bonds 1,500,000
Offering Price $99.515
Spread 0.50%
Cost $1,492,725
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 4.25%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets,
JPMorgan, Morgan Stanley
Fund JPMorgan Core Bond Trust
Trade Date 09/15/10
Issuer Nissan Auto Receivables 2010-A Owner Trust A3 (NAROT A3 0.87%
July 15, 2014)
Cusip 65476BAC
Bonds 750,000
Offering Price $99.98670
Spread 0.24%
Cost $749,900
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 3.74%
Syndicate Members Bank Of America Merrill, Lynch, HSBC, BNP Paribas,
Citigroup Global Markets, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 09/15/10
Issuer Nissan Auto Receivables 2010-A Owner Trust A4 (NAROT A4 1.31%
September 15, 2016)
Cusip 65476BAD
Bonds 450,000
Offering Price $99.98313
Spread 0.31%
Cost $449,924
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 5.98%
Syndicate Members Bank Of America Merrill, Lynch, HSBC, BNP Paribas,
Citigroup Global Markets, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 09/16/10
Issuer Transocean Inc. (RIG 6.50% November 15, 2020)
Cusip 893830AY
Bonds 900,000
Offering Price $99.930
Spread 0.65%
Cost $899,370
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.45%
Syndicate Members Citigroup Global Markets, Goldman Sachs, JPMorgan, Banc
of America, Barclays Capital, BNP Paribas, Credit Agricole, Credit Suisse,
DNB Nor Markets, HSBC Securities, Mitsubishi UFJ Securities, RBS
Securities, UBS Securities, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 09/20/10
Issuer E.I. Du Pont de Nemours (DD 4.90% January 15, 2041)
Cusip 263534CC
Bonds 350,000
Offering Price $98.654
Spread 0.88%
Cost $345,289
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.18%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, Morgan Stanley,
Banc of America, Bank of New York, Barclays Capital, BBVA Securities, BNP
Paribas, Citigroup Global Markets, Deutsche bank Securities,HSBC
Securities, ING Financial, Mitsubishi UFJ Securities, Mizuho Securities,
RBC Capital RBS Securities, Santander Investments, Scotia Capital,SG
Americias Securities, Societe Generale, Standard Charted Bank, UBS
Securities, US Bancorp, Wells fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 09/20/10
Issuer E.I. Du Pont de Nemours (DD 1.95% January 15, 2016)
Cusip 263534CD
Bonds 635,000
Offering Price $99.047
Spread 0.35%
Cost $628,948
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.80%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, Morgan Stanley,
Banc of America, Bank of New York, Bank of Nova Scotia, Barclays Capital,
BBVA Securities, BNP Paribas, Citigroup Global Markets, Deutsche Bank
Securities, HSBC Securities, ING Financial, Mitsubishi UFJ Securities,
Mizuho Securities, RBC Capital, RBS Securities, Rothman Pantell, Santander
Investments, Scotia Capital, SG Americias Securities, Standard Charted
Bank, UBS Securities, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 09/22/10
Issuer Microsoft Corporation (MSFT 1.625% September 25, 2015)
Cusip 594918AG
Bonds 720,000
Offering Price $99.561
Spread 0.35%
Cost $716,839
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.88%
Syndicate Members Barclays Capital, Citigroup Global Markets, Goldman
Sachs, JPMorgan, Wells Fargo, CastleOak Securities, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 09/22/10
Issuer Microsoft Corporation (MSFT 4.50% October 1, 2040)
Cusip 594918AJ
Bonds 117,000
Offering Price $98.911
Spread 0.88%
Cost $115,726
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.77%
Syndicate Members Barclays Capital, Citigroup Global Markets, Goldman
Sachs, JPMorgan, Wells Fargo, CastleOak Securities, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 09/22/10
Issuer Toyota Auto Receivables 2010-C Owner Trust A3 (TAOT 2010-C A3
0.77% April 15, 2014)
Cusip 89235UAC
Bonds 1,540,000
Offering Price $99.99481
Spread 0.28%
Cost $1,539,920
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 7.11%
Syndicate Members Barclays Capital, Citigroup Global Markets, Bank of
America Merrill Lynch, Credit Suisse, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 09/27/10
Issuer NBC Universal (NBCUNI 5.95% April 1, 2041 144A)
Cusip 62875UAN
Bonds 800,000
Offering Price $99.721
Spread 0.88%
Cost $797,768
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.25%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets,
Goldman Sachs, JPMorgan, Morgan Stanley, Bank of Tokyo, Barclays Capital,
Blaylock & Co, BNP Paribas, CastleOak Securities, Credit Suisse, Deutsche
Bank Securities, Loop Capital, Ramirez & Co, UBS Securities, Wells Fargo,
Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 09/07/10
Issuer Dell Inc. (DELL 2.30% September 10, 2015)
Cusip 24702RAL
Bonds 256,000
Offering Price $99.977
Spread 0.35%
Cost $255,941
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.85%
Syndicate Members Barclays Capital, Goldman Sachs, Morgan Stanley, BNP
Paribas, Deutsche Bank Securities, JPMorgan, UBS Securities, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 09/07/10
Issuer Medco Health Solutions (MHS 2.75% September 15, 2015)
Cusip 58405UAF
Bonds 50,000
Offering Price $99.967
Spread 0.60%
Cost $49,984
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.10%
Syndicate Members Deutsche Bank Securities, Goldman Sachs, Mitsubishi UFJ
Securities, Bank of America, Barclays Capital, Citigroup Global Markets,
Daiwa Capital Markets, JPMorgan, KeyBanc Capital, Mizuho Securities, PNC
Capital, RBS Securities, Scotia Capital, UBS Securities, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 09/13/10
Issuer Comerica Incorporated (CMA 3.00% September 13, 2015)
Cusip 200340AN
Bonds 55,000
Offering Price $99.876
Spread 0.45%
Cost $54,932
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.54%
Syndicate Members Bank of America Merrill Lynch, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 09/15/10
Issuer AmeriCredit Automobile Receivables Trust 2010-3 A3 (AMCAR 2010-
3 A3 1.14% April 8, 2015)
Cusip 03063PAC
Bonds 130,000
Offering Price $99.98484
Spread 0.45%
Cost $129,980
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 9.50%
Syndicate Members Barclays Capital, UBS Securities, Credit Suisse, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 09/15/10
Issuer Blackstone Holdings Finance Co. (BX 5.875% March 15, 2021 144A)
Cusip 09256BAB
Bonds 100,000
Offering Price $99.515
Spread 0.50%
Cost $99,515
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 4.25%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets,
JPMorgan, Morgan Stanley
Fund JPMorgan Intermediate Bond Trust
Trade Date 09/15/10
Issuer Nissan Auto Receivables 2010-A Owner Trust A3 (NAROT A3 0.87%
July 15, 2014)
Cusip 65476BAC
Bonds 115,000
Offering Price $99.98670
Spread 0.24%
Cost $114,985
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 3.74%
Syndicate Members Bank Of America Merrill, Lynch, HSBC, BNP Paribas,
Citigroup Global Markets, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 09/15/10
Issuer Nissan Auto Receivables 2010-A Owner Trust A4 (NAROT A4 1.31%
September 15, 2016)
Cusip 65476BAD
Bonds 75,000
Offering Price $99.98313
Spread 0.31%
Cost $74,987
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 5.98%
Syndicate Members Bank Of America Merrill, Lynch, HSBC, BNP Paribas,
Citigroup Global Markets, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 09/16/10
Issuer Transocean Inc. (RIG 6.50% November 15, 2020)
Cusip 893830AY
Bonds 100,000
Offering Price $99.930
Spread 0.65%
Cost $99,930
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.45%
Syndicate Members Citigroup Global Markets, Goldman Sachs, JPMorgan, Banc
of America, Barclays Capital, BNP Paribas, Credit Agricole, Credit Suisse,
DNB Nor Markets, HSBC Securities, Mitsubishi UFJ Securities, RBS
Securities, UBS Securities, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 09/20/10
Issuer E.I. Du Pont de Nemours (DD 1.95% January 15, 2016)
Cusip 263534CD
Bonds 101,000
Offering Price $99.047
Spread 0.35%
Cost $100,037
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.80%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, Morgan Stanley,
Banc of America, Bank of New York, Bank of Nova Scotia, Barclays Capital,
BBVA Securities, BNP Paribas, Citigroup Global Markets, Deutsche Bank
Securities, HSBC Securities, ING Financial, Mitsubishi UFJ Securities,
Mizuho Securities, RBC Capital, RBS Securities, Rothman Pantell, Santander
Investments, Scotia Capital, SG Americias Securities, Standard Charted
Bank, UBS Securities, US Bancorp, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 09/22/10
Issuer Microsoft Corporation (MSFT 1.625% September 25, 2015)
Cusip 594918AG
Bonds 120,000
Offering Price $99.561
Spread 0.35%
Cost $119,473
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.88%
Syndicate Members Barclays Capital, Citigroup Global Markets, Goldman
Sachs, JPMorgan, Wells Fargo, CastleOak Securities, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 09/22/10
Issuer Toyota Auto Receivables 2010-C Owner Trust A3 (TAOT 2010-C A3
0.77% April 15, 2014)
Cusip 89235UAC
Bonds 225,000
Offering Price $99.99481
Spread 0.28%
Cost $224,988
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 7.11%
Syndicate Members Barclays Capital, Citigroup Global Markets, Bank of
America Merrill Lynch, Credit Suisse, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 10/29/10
Issuer Arrow Electrics, Inc. (ARW 3.375% November 1, 2015)
Cusip 04273WAA
Bonds 170,000
Offering Price $99.65
Spread 0.60%
Cost $169,405
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.66%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Morgan Stanley,
Credit Suisee, Wells Fargo, HSBC Securities, Santander Investment
Securities, Scotia Capital, Standard Chartered Bank
Fund JPMorgan Core Bond Trust
Trade Date 11/2/10
Issuer Jefferies Group, Inc. (JEF 3.875% November 9, 2015)
Cusip 472319AJ
Bonds 450,000
Offering Price $99.84
Spread 0.30%
Cost $449,271
Dealer Executing Trade Jefferies and Company
% of Offering  purchased by firm 2.86%
Syndicate Members Jefferies & Co, BNY Mellon, Citigroup Global Markets,
JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 11/8/10
Issuer PPG Industries Inc. (PPG 5.50% November 15, 2040)
Cusip 693506BE
Bonds 114,000
Offering Price $99.24
Spread 0.88%
Cost $113,138
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.63%
Syndicate Members Goldman Sachs, JPMorgan, Mitsubishi UFJ Securities,
Morgan Stanley, Banca IMI, BNP Paribas, BNY Mellon, Citigroup Capital
Markets, Credit Suisse, Daiwa Capital Markets, Deutsche Bank Securities,
HSBC Securities, Bank America Merrill Lynch, PNC Capital Markets, RBS
Securities, Santander Investments, SG Americas
Fund JPMorgan Core Bond Trust
Trade Date 11/10/10
Issuer AmeriCredit Automobile Receivables 2010-4 A2 (AMCAR 2010-4 A2
0.95% May 8, 2014)
Cusip 03064FAJ
Bonds 1,500,000
Offering Price $99.99
Spread 0.35%
Cost $1,499,911
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 7.96%
Syndicate Members Credit Suisse Securities, Deutsche Bank Securities, UBS
Securities, Wells fargo, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 11/10/10
Issuer AmeriCredit Automobile Receivables 2010-4 A3 (AMCAR 2010-4 A3
1.27% April 8, 2015)
Cusip 03064FAM
Bonds 375,000
Offering Price $99.98
Spread 0.45%
Cost $374,940
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 4.84%
Syndicate Members Credit Suisse Securities, Deutsche Bank Securities, UBS
Securities, Wells fargo, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 11/17/10
Issuer Harley Davidson Motorcycle Owner Trust 2010-1 A2 (HDMOT 2010-1
A2 0.83% November 15, 2013)
Cusip 41283KAB
Bonds 525,000
Offering Price $99.99
Spread 0.19%
Cost $524,948
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 10.67%
Syndicate Members Citigroup Global Markets, Deutsche Bank, CastleOak
Securities, Loop Capital, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 11/17/10
Issuer Harley-Davidson Motorcycle Owner Trust 2010-1 A3 (HDMOT 2010-1
A3 1.16% February 15, 2015)
Cusip 41283KAC
Bonds 540,000
Offering Price $99.99
Spread 0.25%
Cost $539,924
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 5.35%
Syndicate Members Citigroup Global Markets, Deutsche Bank, CastleOak
Securities, Loop Capital, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 11/18/10
Issuer ACE INA Holdings (ACE 2.60% November 23, 2015)
Cusip 00440EAN
Bonds 455,000
Offering Price $99.91
Spread 0.60%
Cost $454,577
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.49%
Syndicate Members Deutsche Bank Securities, Morgan Stanley, Wells Fargo,
ANZ Securities, Barclays Capital, BNP Paribas, Citigroup Global Markets,
HSBC Securities, ING Financial, JPMorgan, Lloyds TSB, Bank America Merrill
Lynch, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 11/18/10
Issuer EOG Resources Inc (EOG 4.10% February 1, 2021)
Cusip 26875PAG
Bonds 600,000
Offering Price $99.58
Spread 0.65%
Cost $597,456
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.17%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche
Bank, JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ, Societe
Generale, Allen & Co, BBVA Securities, BMO Capital Markets, BNP Paribas,
Comerica, Credit Suisse, Goldman Sachs, Morgan Stanley, RBC Capital,
Scootia Capital, SG Americas, UBS Securities, US Bancorp, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/29/10
Issuer Arrow Electrics, Inc. (ARW 3.375% November 1, 2015)
Cusip 04273WAA
Bonds 25,000
Offering Price $99.65
Spread 0.60%
Cost $24,913
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.66%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Morgan Stanley,
Credit Suisee, Wells Fargo, HSBC Securities, Santander Investment
Securities, Scotia Capital, Standard Chartered Bank
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/2/10
Issuer Jefferies Group, Inc. (JEF 3.875% November 9, 2015)
Cusip 472319AJ
Bonds 111,000
Offering Price $99.84
Spread 0.30%
Cost $110,820
Dealer Executing Trade Jefferies and Company
% of Offering  purchased by firm 2.86%
Syndicate Members Jefferies & Co, BNY Mellon, Citigroup Global Markets,
JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/10/10
Issuer AmeriCredit Automobile Receivables 2010-4 A2 (AMCAR 2010-4 A2
0.95% May 8, 2014)
Cusip 03064FAJ
Bonds 150,000
Offering Price $99.99
Spread 0.35%
Cost $149,991
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 7.96%
Syndicate Members Credit Suisse Securities, Deutsche Bank Securities, UBS
Securities, Wells fargo, RBS Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/10/10
Issuer AmeriCredit Automobile Receivables 2010-4 A3 (AMCAR 2010-4 A3
1.27% April 8, 2015)
Cusip 03064FAM
Bonds 75,000
Offering Price $99.98
Spread 0.45%
Cost $74,988
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 4.84%
Syndicate Members Credit Suisse Securities, Deutsche Bank Securities, UBS
Securities, Wells fargo, RBS Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/17/10
Issuer Harley-Davidson Motorcycle Owner Trust 2010-1 A3 (HDMOT 2010-1
A3 1.16% February 15, 2015)
Cusip 41283KAC
Bonds 144,000
Offering Price $99.99
Spread 0.25%
Cost $143,980
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 5.35%
Syndicate Members Citigroup Global Markets, Deutsche Bank, CastleOak
Securities, Loop Capital, RBS Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/18/10
Issuer ACE INA Holdings (ACE 2.60% November 23, 2015)
Cusip 00440EAN
Bonds 45,000
Offering Price $99.91
Spread 0.60%
Cost $44,958
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.49%
Syndicate Members Deutsche Bank Securities, Morgan Stanley, Wells Fargo,
ANZ Securities, Barclays Capital, BNP Paribas, Citigroup Global Markets,
HSBC Securities, ING Financial, JPMorgan, Lloyds TSB, Bank America Merrill
Lynch, RBS Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/18/10
Issuer EOG Resources Inc (EOG 4.10% February 1, 2021)
Cusip 26875PAG
Bonds 100,000
Offering Price $99.58
Spread 0.65%
Cost $99,576
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.17%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche
Bank, JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ, Societe
Generale, Allen & Co, BBVA Securities, BMO Capital Markets, BNP Paribas,
Comerica, Credit Suisse, Goldman Sachs, Morgan Stanley, RBC Capital,
Scootia Capital, SG Americas, UBS Securities, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 2/1/11
Issuer Johnson Controls Inc. (JCI 4.25% March 1, 2021)
Cusip 478366AX
Bonds 665,000
Offering Price $99.276
Spread 0.65%
Cost $660,185
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.74%
Syndicate Members Citigroup Global Markets, Goldman Sachs, JPMorgan, Bank
America Merrill Lynch, US Bancorp, Banca IMI, Barclays Capital, BBVA
Securities, Commerz Markets, Credit Agricole Securities, Danske Markets,
ING Financial Markets, Mitsubishi UFJ Securities, RBS Securities, Standard
Charted Bank, TD Securities, Unicredit Capital Markets, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 1/19/11
Issuer HCP Inc. (HCP 5.375% February 1, 2021)
Cusip 40414LAD
Bonds 895,000
Offering Price $99.479
Spread 0.65%
Cost $890,337
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 1.37%
Syndicate Members Citigroup Global Markets, JPMorgan Securities, Bank of
America Merrill Lynch, UBS Securities, Wells Fargo, Barclays Capital,
Credit Agricole, Credit Suisse, Deutsche Bank, Goldman Sachs, Morgan
Stanley, BNY Mellon Capital Markets, KeyBanc Capital Markets, Moelis & Co,
PNC Capital, RBS Securities, Scotia Capital, SunTrust Robinson Humphrey, US
Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 1/26/11
Issuer AmeriCredit Automobile Receivables 2011-1 A2 (AMCAR 2011-1 A2
0.84% June 9, 2014)
Cusip 03064MAB
Bonds 815,000
Offering Price $99.996
Spread 0.25%
Cost $814,965
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 6.62%
Syndicate Members Barclays Capital, Credit Suisse Securities, Deutsche Bank
Securities, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 1/26/11
Issuer AmeriCredit Automobile Receivables 2011-1 A3 (AMCAR 2011-1 A3
1.39% September 8, 2015)
Cusip 03064MAC
Bonds 375,000
Offering Price $99.987
Spread 0.35%
Cost $374,953
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 5.53%
Syndicate Members Barclays Capital, Credit Suisse Securities, Deutsche Bank
Securities, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 1/27/11
Issuer Hyundai Auto Receivables Trust 2011-A A3 (HART 2011-A A3 1.16%
April 15, 2015)
Cusip 44890BAC
Bonds 515,000
Offering Price $99.984
Spread 0.23%
Cost $514,920
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 4.04%
Syndicate Members Barclays Capital, JPMorgan, Citigroup Global Markets,
HSBC Securities, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 1/27/11
Issuer Hyundai Auto Receivables Trust 2011-A A4 (HART 2011-A A4 1.78%
December 15, 2015)
Cusip 44890BAD
Bonds 520,000
Offering Price $99.983
Spread 0.28%
Cost $519,911
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 10.26%
Syndicate Members Barclays Capital, JPMorgan, Citigroup Global Markets,
HSBC Securities, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 1/27/11
Issuer Toyota Auto Receivables Trust 2011-A A3 (TAOT 2011-A A3 0.98%
October 15, 2014)
Cusip 89235XAC
Bonds 1,435,000
Offering Price $99.988
Spread 0.25%
Cost $1,434,830
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 9.59%
Syndicate Members Bank America Merrill Lynch, HSBC Securities, Barclays
Capital, Citigroup Global Markets
Fund JPMorgan Core Bond Trust
Trade Date 1/27/11
Issuer Toyota Auto Receivables Trust 2011-A A4 (TAOT 2011-A A4 1.56%
May 15, 2015)
Cusip 89235XAD
Bonds 1,540,000
Offering Price $99.994
Spread 0.33%
Cost $1,539,912
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 20.57%
Syndicate Members Bank America Merrill Lynch, HSBC Securities, Barclays
Capital, Citigroup Global Markets
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/19/11
Issuer HCP Inc. (HCP 5.375% February 1, 2021)
Cusip 40414LAD
Bonds 92,000
Offering Price $99.479
Spread 0.65%
Cost $91,521
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 1.37%
Syndicate Members Citigroup Global Markets, JPMorgan Securities, Bank of
America Merrill Lynch, UBS Securities, Wells Fargo, Barclays Capital,
Credit Agricole, Credit Suisse, Deutsche Bank, Goldman Sachs, Morgan
Stanley, BNY Mellon Capital Markets, KeyBanc Capital Markets, Moelis & Co,
PNC Capital, RBS Securities, Scotia Capital, SunTrust Robinson Humphrey, US
Bancorp